FORM OF
AMENDED AND RESTATED

CAL-MAINE FOODS, INC. 2012 OMNIBUS LONG-TERM INCENTIVE PLAN
PERFORMANCE SHARE UNIT AGREEMENT
Unless otherwise defined herein, capitalized terms used in this Performance Stock Unit Agreement (this

“Agreement”)
shall have

the meanings

ascribed in

the Amended

and Restated

Cal-Maine Foods,

Inc. 2012

Long-Term

Incentive Plan,

as it
may be further amended from time to time (the “Plan”).
I . NOTICE OF PSU GRANT

A.

PSU Grant.
Cal-Maine Foods, Inc. (the “Company”

or “CALM”) is pleased to inform you

that, subject to the terms and conditions
of the Plan and this Agreement,

you have been granted performance stock units

(“PSUs”), each of which represents the

right to
receive one Common Share, subject to the terms and conditions set forth in this Agreement and the Plan,

as follows:
Participant Name:

________________________________________________
Grant Approval Date:

________________________________________________
Number of Target PSUs:

________________________________________________
Performance Period:

[Start of first Fiscal Year 1 through end of Fiscal Year

3]
Vesting

Date:

[Last

day

of

the

Performance

Period,

subject

to

the

Participant’s

continuous

employment
through such date, except as otherwise provided in Part II of this Agreement]
Performance Measures:

See the Performance Measures set forth on Exhibit A to this Agreement
Withholding Taxes:

[Use of Common Shares to cover withholding taxes approved]
B.

Target Award

.
The number of PSUs granted represents

the target award (the “Target

PSUs”). The actual number of PSUs

earned will
range from

0% to

150% of

the Target

PSUs and

will depend

on the

Company’s

level of

achievement and

certification of

the
Performance Measures during the Performance Period.
C.

Settlement of PSU Grant.
Following the end of the Performance Period, the Committee shall, within a reasonably practicable time, determine the level of achievement of the Performance Conditions set forth in

Exhibit A and the number of PSUs, if any,

earned (the “Earned
PSUs”). Such determination shall be final, conclusive

and binding on the Participant, and on

all other persons, to the maximum
extent

permitted

by

law.

Payment

in

respect

of

the

Earned

PSUs

and

all

Related

Credits

(as

defined

below)

shall

be

made
following

the

Committee’s

determination

of

the

attainment of

the

Performance Measures;

but

in

any

event,

no

later

than

75
days following the end of the Performance Period (the “Settlement Date”).
II.

OTHER TERMS AND CONDITIONS OF THE PSU GRANT

A.
Dividend Equivalents.

The

PSUs

do

not

entitle

the

Participant

to

any

incidents

of

ownership

(including,

without

limitation,

dividend

and
voting rights) in any Common

Shares until the PSUs vest and

the Participant is issued the Common

Shares underlying
any Earned

PSUs.

Any Earned

PSUs shall

convey the

right to

receive (i)

the amount

of any

cash dividends

and (ii)
any Common Shares, securities, or other property distributed or distributable to which the Participant would have been entitled had the Participant been a record

holder of one Common Share for each

Earned PSU at all times from the

first
day of the Performance Period until the Settlement Date (collectively, the “Related Credits”).

All such Related Credits
shall be

made notionally

to a

dividend equivalent

account (an

“Account”) established for

the Participant

with respect
to all

PSUs granted on

the same date.

All such

Related Credits shall

vest or be

forfeited at the

same time and

on the
same terms as the PSUs to which they relate.

B.
Impact of a Change in Control or Termination of Employment.

(i)

Change in

Control.

Without

limiting the

Committee’s

authority under

Section 12.3

of the

Plan, in
the event that a

Change in Control occurs

prior to the end

of the Performance Period,

then (a) the Performance

Period
shall

end

on

the

last

day

of

the

most

recently

completed

fiscal

quarter

that

ended

on

or

immediately

prior

to

the
consummation of the

Change in Control;

(b) the

number of

Common Shares that

may be

earned under this

Award,

if
any,

shall

be

calculated,

adjusted,

and

fixed

on

the

basis

of

actual

performance

through

such

date,

with

such
adjustment effective

upon the

consummation of

the Change

in Control;

and (c)

such number

of Common

Shares that
may be

earned under

this Award,

as adjusted

for performance,

and all

Related Credits

shall continue

to be

subject to
all other

terms and

conditions of this

PSU Agreement, and

shall payout no

later than 30

days following

the earlier of
(i)

the

last

day

of

the

original

three-year

Performance

Period

as

set

forth

in

Section

I(A),

or

(ii)

the

date

of

the
Participant’s

termination

of

continuous

Service

by

reason

of

the

Participant’s

termination

by

the

Company

without
Cause or Participant’s termination with Good Reason.

(ii)

Forfeiture

of

Unvested

Shares

Upon

Early

Termination

of

Service.

Except

as

provided

in
subparagraphs (i) and (iii)

through (v) below,

if the Participant ceases

to remain in

continuous Service for any

reason,
(i) all unvested PSUs provided for in this Agreement and

all Related Credits credited to the Participant’s

Account with
respect to such PSUs shall immediately be forfeited.
(iii)

Death

or

Disability.

In

the

event

of

the

Participant’s

Disability

or

death

during

the

Performance
Period,
then the number

of Target

PSUs and all

Related Credits with

respect to such

PSUs shall vest

as of the

date of
the termination

of Participant’s

continuous Service,

and shall

be delivered

within 30

days following

the Participant’s
termination of continuous Service, subject to any requirements under this Agreement, to the Participant, in the event of his

or

her

Disability,

or

in

the

event of

the

Participant’s

death,

to

the beneficiary

or

beneficiaries designated

by

the
Participant, or if the Participant has not

so designated any beneficiary(ies), or if no

designated beneficiary survives the
Participant, such

shares shall

be delivered

to the

personal representative

of the

Participant’s

estate.

For purposes

of
this

Agreement,

“Disability”

means

that

the

Participant,

as

determined

by

the

Committee

in

its

sole

discretion,

is
unable

to

engage

in

any

substantial

gainful

activity

by

reason

of

any

medically

determinable

physical

or

mental
impairment which can be expected to

result in death or can

be expected to last for

a continuous period of not

less than
twelve (12) months.

(iv)

Retirement.

If the Participant’s

termination of continuous Service

is by reason of

Retirement, at the
time of

such termination,

the Committee

in its

sole discretion

may provide

that some

or all

of the

Target

PSUs shall
not

be

forfeited,

but

shall

remain

outstanding

and

vest

as

of

the

end

of

the

Performance

Period

based

on

the
Company’s

level

of

achievement

of

the

Performance

Measures

set

forth

on

Exhibit

A.

For

purposes

of

this
Agreement, “Retirement”

means a

termination of

continuous Service

after attainment

of the

requirements set

forth in
the retirement policy of the Company.
(v)

Without Cause

or For Good

Reason. Unless Section

II(B)(i) applies, if

the Participant’s

termination
of

continuous

Service

is

by

reason

of

the

Participant’s

termination

by

the

Company

without

Cause

or

Participant’s
termination

with

Good

Reason

the

PSUs

provided

for

in

this

Agreement

and

all

Related

Credits

credited

to

the
Participant’s Account

with respect to

such PSUs shall not

be forfeited, but

shall remain outstanding and

vest as of

the
end of

the Performance

Period based

on the

Company’s

level of

achievement of

the Performance

Measures set

forth
on Exhibit A.
C.
No Transfer Permitted.

The Participant

shall not,

and shall

not purport

to, sell,

assign, pledge

or otherwise

transfer any

PSUs or

the
Related Credits, or any interest therein, either voluntarily or by operation of law,

except by will, by the laws of descent
and distribution, or pursuant to a qualified domestic relations order.

D.
Tax Matters.

(i)

The

Participant

agrees

to

make

appropriate

arrangements

with

the

Company

(or

the

Parent,
Subsidiary or Affiliate employing or retaining the Participant) for the satisfaction of all Federal, state, local and foreign income

and

employment

tax

withholding

requirements

applicable upon

the

vesting

or

settlement

of

the

PSUs.

The
Participant

acknowledges

and

agrees

that

the

Company

may

refuse

to

issue

the

Common

Shares

underlying

any
Earned PSUs

if such

withholding amounts

are not

delivered.

These arrangements

include payment

in cash,

but may
also include the

following with the

Company’s consent

(a) payment from

the proceeds of

the sale of

shares through a
Company-approved broker,

(b) withholding

Common Shares

that otherwise

would be

issued to

the Participant

upon
settlement of the Earned PSUs, (c) surrendering shares that the Participant previously acquired or (d) withholding cash
from other

compensation.

The Fair Market

Value

of withheld or

surrendered Shares, determined

as of the

date when
taxes otherwise would have been withheld in cash, will be applied to the withholding taxes.

(ii)

This

Award

is

intended

to

satisfy

the

short-term

deferral

exception

to

the

requirements of

Section
409A

of

the

Code,

and

shall

be

interpreted,

construed

and

administered

in

accordance

with

such

exception.

Notwithstanding

anything

in

this

Agreement

to

the

contrary,

if

the

PSUs

constitute

“deferred

compensation”

under
Section

409A

of

the

Code

and

the

vesting

and

payout

of

any

PSUs

is

accelerated

pursuant

to

Section

II(B),

a
distribution

of

Shares

issuable

to

the

Participant

and

all

Related

Credits

due

the

Participant

shall

be

delayed

for

a
period of six months after the Participant’s

termination of continuous Service, if the Participant

is a Key Employee (as
defined in Section 409A of the Code) and if so

required pursuant to Section 409A of the Code, unless the

Participant’s
termination is due

to death.

If settlement of

the PSUs is

delayed, the PSUs

shall be settled

within 30 days

of the date
that is the six-month anniversary of the Participant’s termination of continuous Service. Notwithstanding any provision to the contrary herein, distributions to be

made upon a termination of continuous Service hereunder

may only be made
upon a “separation

from service” as defined

under Section 409A

of the Code.

In no event

shall a Participant, directly
or indirectly, designate the calendar year of payment.
E.
Entire Agreement; Governing Law.

The Plan and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in

their entirety

all prior

undertakings and

agreements of

the Company

and the

Participant with

respect to
the subject matter hereof, and may not

be modified adversely to the Participant’s

interest except by means of a writing
signed

by

the Company

and the

Participant. Subject

to

Article 9

of

the

Plan,

in

the

event of

a

conflict between

the
terms and conditions of

the Plan and the

terms and conditions of

this Agreement, the terms

and conditions of the

Plan

shall

prevail.

This

Agreement

is

governed

by

the

laws

of

the

state

of

Mississippi.

In

addition,

PSUs

(and

any
compensation paid

or Shares

issued hereunder)

are subject

to recoupment

in accordance

with The

Dodd–Frank Wall
Street

Reform

and

Consumer

Protection

Act

and

any

implementing

regulations

thereunder,

any

clawback

policy
adopted by the Company and any compensation recovery policy otherwise required by applicable law.
F.
No Rights to Assets.

The Participant

shall not

have any

interest in

any particular

assets of

the Company

by reason

of the

right to

earn an
Award

under

the

Plan

and

this

Agreement,

and

the

Participant

or

any

other

person

shall

have

only

the

rights

of

a
general unsecured creditor of the Company with respect to any rights under the Plan or this Agreement.
G.
No Right to Continued Employment.

Nothing in

this Agreement

shall confer

upon the

Participant any

right to

continue in

the employ

of the

Company or
any of its Subsidiaries, or

to interfere in any way

with the right of

the Company or any of

its Subsidiaries to terminate
the Participant’s Service with the Company or any of its Subsidiaries at any time.
H. Other Documents.
The

Participant

acknowledges

receipt

of

and

the

right

to

receive

a

document

providing

the

information

required

by
Rule 428(b)(1) promulgated under the Securities Act, which includes the Plan prospectus.
I. Electronic Delivery of Documents.
The

Participant

agrees

to

accept

by

email, electronic

submission

or

any

other

means

requested

by

the

Company

all
documents relating to the Company, the Plan or this Agreement and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the U.S. Securities and Exchange

Commission). The

Participant also

agrees that

the Company

may deliver

these documents

by posting
them on a website maintained by

the Company or by a third party

hired by the Company.

If the Company posts these
documents

on a

website, it

will notify

the Participant

by

email.

The

Participant acknowledges

that

he

or

she

may
incur costs

in connection

with electronic

delivery,

including the

cost of

accessing the

internet and

printing fees,

and
that

an

interruption

of

internet

access

may

interfere

with

the

Participant’s

ability

to

access

the

documents.

This
consent

will

remain

in

effect

until

the

Participant

gives

the

Company

written

notice

that

it

should

deliver

paper
documents.
J. Insider Trading Policy
The

Participant

acknowledges

that

Participant

is

required

to

comply

with

the

Company’s

Amended

and

Restated
Trading

Policy as

a condition

of

employment and

as a

condition to

receiving the

Award.

Participant acknowledges
that Participant may not sell the Common Shares during certain periods as set forth in such policy.
* * * * *
By your signature and the signature of the Company’s representative below,

you and the Company agree that the PSUs
are granted

under and

governed by

the terms

and conditions

of the

Plan and

this Agreement.

By your

signature below,

you
accept this award and acknowledge and agree that you have reviewed the Plan and this Agreement in their entirety,

have had an
opportunity to

obtain the

advice of

counsel prior

to executing

this Agreement

and fully

understand all

provisions of

the Plan
and

this

Agreement.

You

hereby

agree

to

accept

as

binding,

conclusive

and

final

all

decisions

or

interpretations

of

the
Committee upon

any questions

relating to

the Plan

and this

Agreement.

You

further agree

to notify

the Company

upon any
change in the residence address indicated below.
This Agreement may

be executed in

counterparts, each of

which shall be

deemed an original,

but both of

which shall
constitute one and

the same instrument.

The parties acknowledge

and agree that

this Agreement may

be executed or

accepted
using

electronic,

stamped

or

facsimile

signatures,

and

that

such

a

signature

shall

be

legally

binding

to

the

same

extent

as

a
written signature by a party or party’s authorized representative.
PARTICIPANT:

CAL-MAINE FOODS, INC.
__________________________________________

By: ____________________________________
Signature

Name:__________________________________
Title:

__________________________________

__________________________________________
Print Name
Residence Address:
__________________________________________

__________________________________________

EXHIBIT A
[To be determined by the Committee in connection with each grant.]